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                                                                   EXHIBIT 10.55

                   SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT

     This SECOND AMENDMENT TO STOCKHOLDERS AGREEMENT (this "Amendment") is made this ninth day of February, 2000, by and among ZEFER Corp., a Delaware corporation (the "Company") and GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR"). Any capitalized term used in this Amendment which is not otherwise defined herein shall have the meaning assigned to such term in the Stockholders Agreement (as defined below).

     WHEREAS, the Company and GTCR are parties to that certain Stockholders Agreement, dated as of March 23, 1999 (as amended and modified from time to time), by and among the Company, GTCR and certain other stockholders of the Company (the "Stockholders Agreement");

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and GTCR agree as follows:

     1. Section 1(a)(i) of the Stockholders Agreement in hereby amended and restated in its entirety to read as follows:

          (i) the authorized number of directors on the Company's board of directors (the "Board") shall be established at nine directors.

     2. Section 1(a)(ii) of the Stockholders Agreement in hereby amended and restated in its entirety to read as follows:

          (ii) the following persons shall be elected to the Board:

               (A) until the later to occur of (i) such time as GTCR Capital Partners, L.P. ("GTCR Capital") no longer holds any capital stock (or securities exercisable or convertible into capital stock) of the Company and (ii) such time as no Loan Obligation (as defined in Section 12 of the Loan Agreement) is outstanding, two representatives designated by GTCR and one representative designated by GTCR Capital; and thereafter, three representatives designated by GTCR (collectively, and regardless of whether designated by GTCR or GTCR Capital, the "Investor Directors");

               (B) William Seibel and one additional Executive of the Company designated by the Company's chief executive officer (the "CEO") (each, an "Executive Director" and collectively, the "Executive Directors"); and

               (C) four representatives chosen jointly by GTCR and the CEO (the "Outside Directors"); provided that no Outside Directors shall be a member of the Company's management or an employee or officer of the Company or its subsidiaries; provided further that if GTCR and the CEO are unable to agree on the Outside Directors within 10 days after the date specified by GTCR for electing the Outside Directors, then GTCR, in its sole discretion, shall designate the Outside Directors;

     3. Other than as specifically provided herein, the Stockholders Agreement, as amended hereby, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

     4. As required by Section 10 of the Stockholders Agreement, the Company and GTCR hereby consent to this Amendment.

     5. This Amendment may be executed in two or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

                                     * * * *
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first above written.


                                     ZEFER CORP.

                                     By:    /s/ James Slamp
                                           -----------------------------
                                     Its:
                                           -----------------------------


                                     GTCR FUND VI, L.P.

                                     By:   GTCR Partners VI, L.P.
                                     Its:  General Partner

                                     By:   GTCR Golder Rauner, LLC
                                     Its:  General Partner

                                     By:    /s/ Philip Canfield
                                        -----------------------------
                                     Its:  Principal



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